LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Pro Variable Annuity

Supplement dated October 14, 2022 to the Summary Prospectus for New Investors dated May 1, 2022

This Supplement to your prospectus outlines important updates from the August 3rd supplement regarding the LVIP Channing Small Cap Value Fund being added as an investment option on and after October 17, 2022.

The launch of the LVIP Channing Small Cap Value Fund has been delayed, and we will notify you when the fund becomes available for investment.

Please retain this supplement for future reference.